Disciplined Growth Investor Presentation August 2016

Safe Harbor Statement 2 This presentation contains unaudited financial information and forward-looking statements. Statements that are not historical are forward-looking statements and may contain words such as “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “project,” “estimate,” and “objective” or similar terminology, concerning the Company’s future financial performance, business strategy, plans, goals and objectives. These expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future performance or results of operations and are not guarantees. While these statements are based on assumptions and judgments that management has made in light of industry experience as well as perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances, they are subject to risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different. Such risks and uncertainties include, but are not limited to, economic conditions, product and price competition, supplier and raw material prices, foreign currency exchange rate changes, interest rate changes, increased legal expenses and litigation, legal and regulatory developments and other risks and uncertainties described under Item 1A, Risk Factors, in the Company’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (“SEC”). Such forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements regardless of new developments or otherwise. This presentation also contains certain measures that are not in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations, and to provide an additional measure of performance which management considers in operating the business. A reconciliation of these items to the most comparable GAAP measures is provided in our filings with the SEC and in the Appendix to this presentation.

3 Our Mission Providing products and services to protect people and our planet Our Values We operate with the highest principles and deliver results through - Customer focus - Innovation - Continuous improvement - Teamwork and investing in our people Our Numbers  $711 M revenue, $80 M operating income (TTM as of 6/30/16)  ~$788 M market capitalization (7/29/16)  Diversified manufacturing from 10 facilities in 5 countries  Employees: ~2,200 worldwide

Experienced Management Team Dennis Martin Executive Chairman  President and Chief Executive Officer October 2010 – December 2015  Previously served as Chairman, President and CEO of General Binding Corporation  35+ years operational and leadership experience, primarily at Illinois Tool Works and Ingersoll-Rand 4 Brian Cooper Chief Financial Officer  Appointed Chief Financial Officer May, 2013  Chief Financial Officer of Westell Technologies, Inc. from 2009 – 2013  Previously with Fellowes, Inc. (CFO), United Stationers, Borg-Warner Security and Amoco  Strong treasury, financial, M&A and strategy background Jennifer Sherman President and Chief Executive Officer  Appointed January, 2016  Previously Chief Operating Officer, Chief Administrative Officer, Secretary and General Counsel, with operating responsibilities for the Company’s Safety and Security Systems Group  Joined Federal Signal in 1994 as Corporate Counsel Svetlana Vinokur Vice President, Treasurer and Corporate Development  Appointed April, 2015  Previously served as Assistant Treasurer for Illinois Tool Works Inc., Finance Head of M&A Strategy at Mead Johnson Nutrition Company, and senior associate for Robert W. Baird & Company’s Consumer and Industrial Investment Banking group

Federal Signal Businesses Environmental Solutions (ESG)  Vactor sewer cleaners and hydro-excavators, and Guzzler vacuum trucks  Elgin street sweepers  Jetstream waterblasters Safety and Security Systems (SSG)  Vehicle lights and sirens (U.S. PSS and Vama)  Indoor and outdoor mass warning and notification systems (Industrial Systems )  Signaling products Victor mining and electrical safety equipment SmartMsg Enabled Systems Enterprise Integrated Command Solution Sensors/ Detectors Cameras Networked PAGASYS Rack $482 M  Westech rugged vacuum trucks $229 M 5 Note: Data represents Q2 2016 TTM  FS Solutions rental centers, parts and service

6 Environmental Solutions (ESG) Market Share: ≈30-50% U.S. 81% 19% Sales by Geography U.S. Non-U.S. Federal Signal Business Groups Note: Sales-by-Georraphy data represents Q2 2016 TTM End Markets by Users* 61% 39% Sales by Geography U.S. Non-U.S. Safety and Security Systems (SSG) Market Share: ≈30% U.S. End Markets by Users* Users by Industry Municipal/Government Industrial Cleaning Construction & Industrial Utility Oil and Gas Other * Based on management estimates for 2016

Positioning for Profitable Growth Dennis Martin named Executive Chairman; Jennifer Sherman Appointed President and CEO Completion of acquisition of Westech Vac Systems Ltd. Close of transaction to acquire substantially all of the assets and operations of Joe Johnson Equipment Execution of new $325 million credit facility Completion of the sale of the Bronto Skylift business to Morita Corporation $ January 1, 2016 January 5, 2016 January 27, 2016 January 29, 2016 June 3, 2016 7

Strengthened Growth Platform Federal Signal is well positioned to take advantage of business cycles and grow long term Succession planning and talent development Flexible manufacturing model New product development Portfolio realignment, Bronto divestiture Reinstated dividend Disciplined M&A process Strong Balance Sheet 8

Strong Financial Performance 9 Targeting 12% Company Margin Cash Returns to Shareholders Revenue Headwinds in 2016 Strong Balance Sheet Net Sales Total Orders 4.6% 6.6% 8.7% 11.4% 13.5% 11.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2011 2012 2013 2014 2015 TTM Q2 2016 Op era tin g M arg in Tot al F SC Co nti nu ing Op era tio ns 0 10.3 10.6 33.1 5.6 15.6 8.6 0 10 20 30 40 50 60 2013 2014 2015 YTD Q2 2016 $ i n M illi on s Share Repurchases Dividends - 100 200 300 400 500 600 700 800 900 2011 2012 2013 2014 2015 TTM Q2 2016 $ i n m illi on s 5.9 2.9 1.3 0.5 0.4 0.7 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 2011 201 2013 2014 2015 TTM Q2 2016 To tal De bt/ Ad jus ted EB ITD A Operating margin excludes the impact of restructuring charges in all periods

Balance Sheet and Cash Flow

- **Strong cash flow ***
  - TTM cash flow from continuing operations of $64 M
  - Q2 included $11 M use of operating cash to settle JJE intercompany
- **Robust financial position ***
  - Cash balance of $39 M, up from $36 M a year ago
  - Debt total of $67 M, compared to $49 M of debt a year ago
- **Healthy cash returns to shareholders**
  - $8.6 M paid in dividends YTD, reflecting $0.07 per share
  - $33.1 M paid for share repurchases YTD

    Aggregate remaining authorization $36 M
- **New five-year $325 million revolving credit facility**
- **Completed sale of Bronto in January 2016**
  - Initial proceeds of ~$83 M
  - Received additional proceeds of ~$6 M during Q2
  - Estimated taxes payable of ~$10 M

** Amounts for the quarter ending or as of 6/30/2016*

FEDERAL SIGNAL

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11 Create Disciplined Growth Organic & Acquisitions Diversify Customer Base Leverage Invested Capital Improve Manufacturing Efficiencies and Costs Long-term operating margin targets Grow revenue faster than GDP Grow EPS at an average % rate in low to mid teens Increase industrial revenue share Strong ROIC performance above cost of capital Grow Shareholder Value Consolidated ‒ 12% ESG ‒ 14-16% SSG ‒ 14-16% Shareholder Value Creation

• Continue our focus on refreshing products and developing new product opportunities • Continue investing in sales resources to capture new market opportunities and offset soft markets • Closely monitor our costs and performance metrics against our targets • Smoothly integrate the Joe Johnson Equipment acquisition to capture its value and incremental opportunities • Maintain our disciplined development of additional acquisition opportunities • Continue developing our people and building a solid bench to support our growth 2016 Priorities 12

13 Innovating for Growth – New Product Development ParaDIGm (ESG) G-Series (SSG)  Targeted global expansion in higher- margin industrial markets  Developed the Global Signaling (“G-Series”) line of internationally certified (ATEX or IECEx) products for rugged, hazardous industrial applications  Product design and development in under 12 months  Vacuum excavation outside of oil & gas continues to grow, with adoption rising in municipal, utility and construction  Targeted a new ParaDIGm truck design purpose-built for utility market  Designed and built prototypes in less than 5 months; entered full-scale production in June 2016  Promising early interest and demand

14 Innovating for Growth – New Product Development Water Recycler (ESG)  Introduced in February 2016  Saves water, re-using sewer water instead of clean water  Increases productivity up to 100% – uninterrupted cleaning of more lines in less time  Appears superior to existing competitive products Trailer-Mounted Jetter (ESG)  Trailer and skid-mounted jetters being introduced in Q1 2016  Complements Vactor’s suite of products, filling need for smaller sewer-cleaning jetters  Capitalizes on ESG’s expansive dealer network, support and service  Cost-competitive and retrofits to many existing Vactor sewer cleaners

Joe Johnson Equipment Acquisition

Purchase Price	▪ C$126 M base purchase price ▪ C$108 M initial purchase price ▪ C$8 M deferred payment, paid after 3 years ▪ Up to C$10 M in earn-out payable after 3 years, if earned ▪ Added C$19 M for incremental assets at closing
JJE Financials	▪ CY2015 revenue: C$162.4 M [a][b] ▪ CY2015 EBITDA: C$16.5 M [a]
Implied Multiples [c]	▪ 0.8 times revenue (0.7 times) ▪ 7.6 times EBITDA (7.0 times)
Other	▪ Acquisition completed June 3, 2016 ▪ Discussion ongoing for Chilean operations (not material) ▪ Expect EPS contribution of $0.10 to $0.15 by 2018

(a) Estimate based on unaudited financial statements prepared in accordance with Canadian Accounting Standards for Private Enterprises (ASPE).
(b) ~US$70 M incremental revenue, net of pro forma intercompany eliminations for Federal Signal's sales to JJE of ~US$55 M in 2015.
(c) Multiples on 2015 results, exclusive of earn-out and purchase of 2016 incremental asset additions.

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JJE Acquisition: Staying Close to the Core  Significantly expands our industrial footprint from 13 to 25 service centers throughout Canada and US  Expands our share of after-market activity  Allows capture of additional customer base  Attractive margin profile  Product offering to capture more market and respond to competition  Solid rental platform that we can leverage across North America, complementing existing Jetstream rentals  Strong municipal equipment distributor  Leverage existing channel to increase industrial sales and service coverage for our Jetstream, Guzzler and Westech products  JJE should benefit from new Canadian focus on infrastructure spend 16 * Estimated % of JJE 2015 revenues based on unaudited financial statements prepared in accordance with ASPE.

Priority Driven Capital Allocation  Organic projects leverage existing assets, generally require limited cash investment  Innovation R&D efforts target new and updated products  Generally, already funded within operating results, cash flow and normal capital expenditures  Desire to add $250 M from acquisitions to our revenue run-rate within the next 3 years  Focused primarily on acquisitions that fit closely within our existing products and services, manufacturing competencies, channels and customers  Opportunistic share buybacks as a return of cash to our shareholders  Spent $33.1 M through YTD 2016, compared to $10.6 M in full year 2015  Remaining repurchase authorization is $36 M Reinvest in the Business Dividend Policy Share Repurchase Acquisitions  Provide a competitive dividend yield while funding business growth  At $0.07 per share, dividend yield is ~2%  Paid dividends of $8.6 M through YTD 2016 and $15.6 M in full year 2015 17

18 Acquisition Strategy – Stay Close To The Core Geographies Products Desire to add $250 M of revenue from acquisitions within three years • Complementary product/services offerings that better meet customer requirements • Channel access for FSC products to new or extended markets • Complementary offerings for new or underserved geographies Geographies Products Channels and end markets • New offerings that can capitalize on existing FSC channels • Products utilizing FSC core production capabilities • Products and services that provide FSC with competitive advantage, e.g. “one stop shop solutions” • Customer/channel expansion to new or underserved geographies Ideal Candidates: Business Attributes • Aligned with strategies • Leadership in a market segment • Products to expand FSC core • Industrial focus, strong distribution • Similar manufacturing capabilities or opportunities to leverage 80/20 principles • Strong management Financial Attributes • Modest-sized “tuck-in” acquisitions with potential for larger transformative transactions • Identifiable synergies • Healthy recurring revenue • Solid operating margin opportunities • Earn more than the Company’s risk-adjusted cost of capital

2016 Outlook Adjusted EPS ranging from $0.65 to $0.75 Major Assumptions 19  Reduced from previous outlook range of $0.70 to $0.80  New range reflects:  Higher than anticipated revenue and profit deferral related to JJE which could range up to a $0.05 impact on adjusted 2016 EPS (effect should normalize within about three years)  Continued softness in industrial markets, which has weighed on our orders and revenue outlook during the first half of the year; no meaningful recovery assumed in the second half  Softness in industrial markets offset by:  Continued healthy municipal demand (~60% of company revenues)  Cost reduction initiatives  Sales of new products  No further deterioration in industrial markets  Excludes acquisition, integration and restructuring expenses  Income tax rate of ~35%  $10-15 M in capital expenditures

20 Protecting People And Our Planet

Appendix • Company Products (Pictured) • Group and Corporate Results • Consolidated Historical Financial Performance • Adjusted EPS • Total Debt to Adjusted EBITDA • Operating Margins • Estimated Global Sales • Joe Johnson Equipment (JJE) Background • Investor Information 21

Environmental Solutions Group Products 22

Safety and Security Systems Group Products 23

Safety and Security Integrated Systems Products SmartMsg Enabled Systems Enterprise Integrated Command Solution Sensors/Detectors Cameras Networked PAGASYS Rack Control Modules/Nodes Control Modules/Nodes Control Modules/Nodes 24

25 Appendix 2: Group and Corporate Results $ millions, except % Q2 2016 Q2 2015 % Chg ESG Orders 135.3 114.2 18% Sales 119.4 146.6 -19% Operating income 14.9 29.2 -49% Operating margin 12.5% 19.9% SSG Orders 52.0 60.4 -14% Sales 52.9 58.8 -10% Operating income 6.6 7.3 -10% Operating margin 12.5% 12.4% Co porate expenses 7.2 7.3 -1% Consolidated Orders 187.3 174.6 7% Sales 172.3 205.4 -16% Operating income 14.3 29.2 -51% Operating margin 8.3% 14.2%

Appendix 3: Consolidated Historical Financial Performance* 26 ($ in millions) 2011 2012 2013 2014 2015 Q2 2016 YTD Net sales $ 579.2 $ 668.1 $ 712.9 $ 779.1 $ 768.0 $ 345.1 % Growth, Year over Year 10.5% 15.3% 6.7% 9.3% -1.4% -14.1% Cost of sales 447.2 506.7 536.9 570.4 542.4 252.7 Gross profit $ 132.0 $ 161.4 $ 176.0 $ 208.7 $ 225.6 $ 92.4 % Margin 22.8% 24.2% 24.7% 26.8% 29.4% 26.8% Operating expenses 105.4 118.8 114.4 120.0 122.4 62.0 Operating income $ 26.6 $ 42.6 $ 61.6 $ 88.7 $ 103.2 $ 30.4 % Margin 4.6% 6.4% 8.6% 11.4% 13.4% 8.8% Interest expense 16.2 21.3 8.9 3.6 2.3 0.8 Debt settlement charges - 3.5 8.7 - - 0.3 Other expense/(income), net - 0.9 0.1 1.7 1.0 (1.0) Pre-tax income $ 10.4 $ 16.9 $ 43.9 $ 83.4 $ 99.9 $ 30.3 * Consolidated financial results reflect only continuing operations of the Company.

Appendix 4: Adjusted Earnings per Share* * The adjusted financial measures presented above are unaudited and are not in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations below, and to provide an additional measure of performance which management considers in operating the business. 27 ($ in millions) 2016 2015 2016 2015 Income from continuing operations 9.4$ 18.2$ 19.8$ 32.6$ Add: Income tax expense 4.8 10.4 10.5 18.7 Income before income taxes 14.2 28.6 30.3 51.3 Add: Restructuring - 0.4 1.2 0.4 Acquisition and integration related expenses 0.4 - 0.9 - Purchase accounting effects (1) 0.5 - 0.5 - Debt settlement charges - - 0.3 - Adjusted income before income taxes 15.1 29.0 33.2 51.7 Adjusted income tax expense (2) (3) (5.0) (10.5) (11.5) (18.8) Adjusted net income from continuing operations 10.1$ 18.5$ 21.7$ 32.9$ Diluted EPS from continuing operations 0.15$ 0.29$ 0.32$ 0.51$ Adjusted diluted EPS from continuing operations 0.17$ 0.29$ 0.35$ 0.52$ (2) Adjusted income tax expense for the three and six months ended June 30, 2016 was recomputed after excluding the impact of restructuring activity, acquisition and integration related expenses and purchase accounting effects. Three Months Ended June 30, Six Months Ended June 30, (3) Adjusted income tax expense for the three and six months ended June 30, 2015 was recomputed after excluding the impact of restructuring activity. (1) Purchase accounting effects relate to adjustments to exclude the step-up in the valuation of JJE inventory that was sold subsequent to the acquisition in the three and six months ended June 30, 2016, as well as to exclude the depreciation of the step-up in the valuation of the rental fleet acquired.

Appendix 5: Total Debt to Adjusted EBITDA

The Company uses the ratio of total debt to adjusted EBITDA as one measure of its long-term financial stability. The ratio of debt to adjusted EBITDA is a non-GAAP measure that represents total debt divided by the trailing 12-month total of income from continuing operations before interest expense, debt settlement charges, acquisition and integration related expenses, restructuring charges, other (income) expense, income tax expense, and depreciation and amortization expense. The Company uses the ratio to calibrate the magnitude of its debt and its debt capacity against adjusted EBITDA, which is used as an operating performance measure. We believe that investors use a version of this ratio in a similar manner. In addition, financial institutions (including the Company's lenders) use the ratio in connection with debt agreements to set pricing and covenant limitations. For these reasons, the Company believes that the ratio is a meaningful metric to investors in evaluating the Company's long-term financial performance and stability. Other companies may use different methods to calculate total debt to EBITDA. The following table summarizes the Company's ratio of total debt to adjusted EBITDA, and reconciles income from continuing operations to adjusted EBITDA as of and for the trailing twelve month periods ended. :

($ in millions)	2011	2012	2013	2014	2015	Q2 TTM 2016
Total Debt	$ 217.4	$ 157.8	$ 92.1	$ 50.2	$ 44.1	$ 66.9
Income from continuing operations	8.1	15.5	152.5	59.7	65.8	53.0
Add:						
Interest expense	16.2	21.3	8.9	3.6	2.3	1.9
Debt settlement charges	-	3.5	8.7	-	-	0.3
Acquisition and integration related expenses	-	-	-	-	-	0.9
Restructuring	-	1.4	0.7	-	0.4	1.2
Other (income) expense, net	-	0.9	0.1	1.7	1.0	(1.2)
Income tax expense	2.0	1.4	(108.6)	23.7	34.1	25.9
Depreciation and amortization	10.5	10.6	11.0	11.5	12.3	13.3
Adjusted EBITDA	$ 36.8	$ 54.6	$ 73.3	$ 100.2	$ 115.9	$ 95.3
Total debt to adjusted EBITDA ratio	**5.9**	**2.9**	**1.3**	**0.5**	**0.4**	**0.7**

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Appendix 6: Operating Margins 29 Operating margin excludes the impact of restructuring charges in all periods Business Segment FY 2011 Operating Margin FY 2012 Operating Margin FY 2013 Operating Margin FY 2014 Operating Margin FY 2015 Operating Margin Q2 YTD 2016 Operating Margin ESG 6.8% 9.8% 12.3% 15.3% 18.1% 13.4% SSG 9.7% 12.0% 11.3% 13.2% 14.0% 11.5% Consolidated 4.6% 6.6% 8.7% 11.4% 13.5% 9.2%

Appendix 7: Estimated Global Sales (in $US) 30 75% 18% 7% Sales by domestic subsidiaries within U.S. Sales by domestic subsidiaries outside of U.S. * Sales by non-U.S. subsidiaries outside of U.S. ** Estimated trailing 12 month sales allocations as of June 30, 2016 * Sales from the U.S. are predominantly denominated in U.S. dollars. ** Sales from and within other currency zones are predominantly in the source-location currencies.

Rental of Equipment Sewer & Street Maintenance Hydro Excavation, DOT & Industrial Vacuum Snow & Ice Control Refuse & Recycling Indoor Recreational Ice Products Industrial Service Sale of New Equipment Sale of Used Equipment Parts Full Maintenance Lease Programs Premier Infrastructure Maintenance Equipment Product Portfolio Infrastructure Efficiency Environment Safety Joe Johnson Equipment (JJE) Full Product and Service Offering Industry Segments 31

JJE – Expanding ESG Industrial Reach North American Industrial Market Coverage 32  Expands our after- market reach  Increases service center locations from 13 to 25  Serves majority of our end-customer concentrations

Investor Information 33 Stock Ticker NYSE: FSS Website www.federalsignal.com/investors Headquarters 1415 W. 22nd Street, Suite 1100 Oak Brook, IL 60523 Investor Relations Contacts: Telephone: 630-954-2000 Brian Cooper BCooper@federalsignal.com SVP, Chief Financial Officer Svetlana Vinokur SVinokur@federalsignal.com VP, Treasurer and Corporate Development